                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 28, 1999
                                                   ------------

                           SEAGATE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
          (Exact Name of the Registrant as Specified in Its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


               001-11403                                94-2612933
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


920 Disc Drive, Scotts Valley, California                  95066
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                (831) 438-6550
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5:  OTHER EVENTS

         On May 28, 1999, Seagate Technology, and its direct and indirect subsidiaries, Seagate Software and the Seagate Software Network & Storage Management Group, closed and consummated the Agreement and Plan of Reorganization (the "Plan") dated as of October 5, 1998 with VERITAS Holding Corporation ("New VERITAS") and VERITAS Software Corporation ("VERITAS"). The Plan provided for the contribution by Seagate Technology, Seagate Software, and certain of their respective subsidiaries to New VERITAS of (a) the outstanding stock of the Network & Storage Management Group and certain other subsidiaries of Seagate Software and (b) those assets used primarily in the network and storage management business of Seagate Software (the "NSMG business"), in consideration for the issuance of shares of Common Stock of New VERITAS to Seagate Software and the offer by New VERITAS to grant options to purchase Common Stock of New VERITAS to certain of Seagate Software's employees who become employees of New VERITAS or its subsidiaries. As part of the Plan, New VERITAS assumed certain liabilities of the NSMG business. The Plan was structured to qualify as a tax-free exchange.

         Subsequent to the consummation, all outstanding securities of New VERITAS were assumed and converted into common stock of VERITAS with identical rights, preferences and privileges, on a share for share basis. As a result of the contribution of the NSMG business to New VERITAS, Seagate Software received a total of 69,148,208 shares of VERITAS common stock and former employees of the NSMG business received options to purchase an aggregate of 6,945,048 shares of VERITAS common stock. Share and option amounts for VERITAS have been adjusted to reflect the two-for-one stock split effective July 9, 1999 by VERITAS.

         In a separate but related transaction to the NSMG contribution to VERITAS, on June 9, 1999, Seagate Technology exchanged 5,275,772 shares of its common stock for 3,267,255 of the outstanding shares of Seagate Software common stock owned by employees, directors, and consultants of Seagate Software. The exchange ratio was determined based on the estimated value of Seagate Software common stock divided by the fair market value of Seagate Technology common stock.

         The pro forma financial information presented below is presented as if the contribution of NSMG to VERITAS and the purchase of the Seagate Software minority interest by Seagate Technology had occurred at the beginning of fiscal 1999. The pro forma statements of operations for the twelve months ended July 2, 1999, include the historical results of Seagate Technology less the historic results of the NSMG business through the 11 months ended May 28, 1999, plus Seagate Technology's equity interest in the pro forma results of VERITAS, including recurring amortization of related goodwill and intangibles plus recurring amortization of goodwill and intangibles associated with the purchase of shares of Seagate Software stock by Seagate Technology.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 3, 1999             SEAGATE TECHNOLOGY, INC.

                                      By:  /s/ Thomas F. Mulvaney
                                          ----------------------------
                                      Thomas F. Mulvaney
                                      Senior Vice President, General
                                      Counsel and Corporate Secretary

                           Seagate Technology, Inc.
                  Pro Forma Condensed Statement of Operations
                            Year Ended July 2, 1999
                     (in millions, except per share data)

                                                                               Pro Forma Adjustments
                                                                   -------------------------------------------
                                                                      Less:        Equity
                                                                    Network &     Interest
                                                                     Storage    in Operations      Purchase of
                                                       Seagate     Management      of New            Minority
                                                      Technology      Group        VERITAS          Interest         Pro forma
                                                      ----------   ----------   -------------      -----------       ---------
Revenue...........................................     $ 6,802        $ 202      $                    $                $6,600
Cost of sales.....................................       5,250           17                               1 (7)         5,234
Marketing and administrative......................         534           99                                               435
Product development...............................         581           32                                               549
In-process research and development...............           2            -                              (2)(7)             -
Amortization of goodwill and other intangibles....          39            9                              11 (7)            41
Restructuring.....................................          60                                                             60
Unusual items.....................................          78                                                             78
                                                      ----------   ----------   -------------      -----------       ---------
          Total operating expenses................       6,544          157                              10             6,397
                                                      ----------   ----------   -------------      -----------       ---------
Income (loss) from operations.....................         258           45                             (10)              203
Gain on contribution of NSMG to VERITAS, net......       1,670            -       (1,806)(3)            124 (8)             -
                                                                                      12 (5)
Activity related to equity interest in VERITAS....        (119)                     (376)(1)                             (375)
                                                                                      85 (4)
                                                                                      35 (2)

Interest and other, net...........................          64            2                                                62
                                                      ----------   ----------   -------------      -----------       ---------
Income (loss) before income taxes.................       1,873           47       (2,051)               115              (110)
Benefit from (provision for) income taxes.........        (697)         (27)         762 (6)            (16)(6)            76
                                                      ----------   ----------   -------------      -----------       ---------
Net income (loss).................................     $ 1,176         $ 20      $(1,289)              $ 99             $ (34)
                                                      ==========   ==========   =============      ===========       =========

Net income (loss) per share:*
     Basic........................................       $4.94                                                          $(.14)
     Diluted......................................       $4.53                                                          $(.14)
Number of shares used in per share computations:*
     Basic........................................       237.9                                                          242.8
     Diluted......................................       243.1                                                          242.8

------------------
(*) The Network & Storage Management Group is an operating division of Seagate Software and it has no formal capital structure; accordingly, share and per share information is not presented.

            See accompanying Notes to Seagate Technology Pro Forma
                        Condensed Financial Statements.

                           Seagate Technology, Inc.
              Notes to Pro Forma Condensed Financial Statements

1.   Pro Forma Basis of Presentation

         The pro forma financial information presented below is presented as if the contribution of NSMG to VERITAS and the purchase of the Seagate Software minority interest by Seagate Technology had occurred at the beginning of fiscal 1999. The pro forma statements of operations for the twelve months ended July 2, 1999, include the historical results of Seagate Technology less the historic results of the NSMG business through 11 months ended May 28, 1999, plus Seagate Technology's equity interest in the pro forma results of VERITAS, including recurring amortization of related goodwill and intangibles plus recurring amortization of goodwill and intangibles associated with the purchase of shares of Seagate Software stock by Seagate Technology. The pro forma statement of operations excludes the effect of non-recurring items relating to the Gain on contribution of NSMG to VERITAS, net, the write-off of amounts pertaining to in-process research and development and compensation expense.

         Seagate Technology will include in its financial results its share of the net income or loss of VERITAS, excluding certain NSMG purchase accounting related amounts recorded by VERITAS, but including Seagate Technology's amortization of the difference between its recorded investment and the underlying assets and liabilities of VERITAS. Because of practicality considerations, the net income or loss of VERITAS will be included in the results of Seagate Technology on a one quarter lag basis. The pro forma results have been prepared consistent with a one quarter lag basis. Accordingly, the results of VERITAS (including the results of NSMG) included in the pro forma results for fiscal 1999 are the results for the period from April 1998 to March 1999.

         In a separate but related transaction to the NSMG contribution to VERITAS, on June 9, 1999, Seagate Technology exchanged 5,275,772 shares of its common stock for 3,267,155 of the outstanding shares of Seagate Software common stock owned by employees, directors and consultants of Seagate Software. The exchange ratio was determined based on the estimated value of Seagate Software common stock divided by the fair market value of Seagate Technology common stock.

         The estimated value of Seagate Software common stock exchanged into Seagate Technology common stock was determined based upon the sum of the fair value of the NSMG business, as measured by the fair value of the shares received from VERITAS, plus the estimated fair value of the Information Management Group ("IMG") of Seagate Software as determined by the Seagate Software Board of Directors and as approved by the Seagate Technology Board of Directors, plus the assumed proceeds from the exercise of all outstanding Seagate Software stock options, divided by the number of fully converted shares of Seagate Software. The Boards of Directors of Seagate Software and Seagate Technology considered a number of factors in assessing the estimated fair value of the IMG business, including historical and projected revenues, earnings and cash flows, as well as other factors and consultations with financial advisors.

         The fair value of the Seagate Software shares acquired less the original purchase price paid by the employees was recorded as compensation expense for those shares outstanding and vested less than six months. The purchase of Seagate Software shares outstanding and vested more than six months was accounted for as the purchase of a minority interest and, accordingly, the fair value of the shares exchanged has been allocated to all of the identifiable tangible and intangible assets and liabilities of Seagate

                           Seagate Technology, Inc.
              Notes to Pro Forma Condensed Financial Statements

Software. In connection with the acquisition, Seagate Technology recorded compensation expense amounting to approximately $123.8 million and wrote off purchased research and development amounting to $2.4 million in the fourth quarter of fiscal 1999. Associated intangible assets and goodwill are being amortized to operations over four years.


Contribution of the Network & Storage Management Group Business to VERITAS (in millions)

     Computation of pro rata gain
     Fair value of shares received....................................................................  $3,151
     Times: Pro rata percentage to be accounted for at fair value ....................................   58.37%
                                                                                                        ------
     Adjusted fair value of securities received.......................................................  $1,839
                                                                                                        ------

     Book value of NSMG...............................................................................  $   57
     Times: Pro rata percentage to be accounted for at fair value.....................................   58.37%
                                                                                                        ------
     Book value exchanged.............................................................................  $   33
                                                                                                        ------
     Pro rata gain....................................................................................  $1,806
                                                                                                        ======

     Computation of investment in VERITAS
     Book value of NSMG...............................................................................  $   57
     Times: Pro rata percentage to be accounted for at book value.....................................   41.63%
                                                                                                        ------
     Portion of investment in VERITAS with no step up in basis........................................  $   24
     Plus: Adjusted fair value of securities received.................................................   1,839
                                                                                                        ------
     Investment in New VERITAS........................................................................  $1,863
                                                                                                        ======

                           Seagate Technology, Inc.
               Notes to Pro Forma Condensed Financial Statements

                                                                                                             Annual
                                                                                           Amortization   Amortization
                                                                                Amount         Life      of Intangibles
                                                                                ------     ------------  --------------
  Allocation of Investment to VERITAS
  (in millions)
            Tangible assets.............................................         $ 114
            Intangible assets:
                 Distribution channel...................................             9       4 years            $ 2.2
                 Developed technology...................................            46       4 years             11.5
                 Trademark and workforce................................            16       4 years              4.0
                 In-process research and development....................            40
  Allocation of Investment to the Network and Storage
   Management Group:
            Tangible assets.............................................            24
            Intangible assets:
                 Distribution channel...................................            66       4 years             16.5
                 Developed technology...................................            92       4 years             23.0
                 Trademark and workforce................................            14       4 years              3.5
                 In-process research and development....................            45
            Goodwill....................................................         1,397       4 years            349.3
                                                                                ------                          -----
  Total original investment in VERITAS..................................        $1,863                           $410
                                                                                ======                          =====


Compensation Expense Accounting
(in millions, except share and per share data)
                                                                                                                 Amount
                                                                                                               ----------
Seagate Software options exercised and exchanged for Seagate Technology stock............................       2,240,470
Plus: Seagate Software stock held for less than 6 months and exchanged for Seagate Technology stock......          16,775
                                                                                                               ----------
Total Seagate Software shares exchanged..................................................................       2,257,245
Times: Exchange ratio into Seagate Technology stock .....................................................           1.699
                                                                                                               ----------
Number of Seagate Technology shares issued...............................................................       3,385,059
                                                                                                               ----------
Value per share of Seagate Technology common stock on June 9, 1999.......................................      $    30.75
                                                                                                               ----------
Less:  Average exercise price paid per Seagate Technology share..........................................      $    (4.01)
                                                                                                               ----------
Average compensation expense per Seagate Technology share issued.........................................      $    26.74
                                                                                                               ----------
Total compensation expense...............................................................................      $      103
                                                                                                               ==========

                           Seagate Technology, Inc.
               Notes to Pro Forma Condensed Financial Statements

Acquisition of Minority Interest of Seagate Software
(in millions, except share and per share data)

                                                                                                                     Annual
                                                                                                  Amortization    Amortization
                                                                                      Amount          Life       of Intangibles
                                                                                      ------      ------------   --------------
Allocation of minority interest purchase price to intangible assets of
  Seagate Software
     Distribution channel......................................................       $    2         4 years        $ 0.5
     Developed technology......................................................            4         4 years          1.0
     Trademarks and workforce..................................................            1         4 years          0.3
     In-process research and development.......................................            2
     Goodwill..................................................................           45         4 years         11.2
     Deferred tax liability....................................................           (2)                        (0.5)
                                                                                      ------                     --------
          Total................................................................          $52                        $12.5
                                                                                      ======                     --------

Value of minority interest
Number of Seagate Software shares and options exchanged for Seagate Technology stock held by former employees, consultants and shares held more than six
  months by employees..........................................................      1,010,010
Times:  Exchange ratio in Seagate Technology Stock.............................          1.699
                                                                                    ----------
Number of Seagate Technology shares issued.....................................      1,716,007
                                                                                    ==========
Value per share of Seagate Technology common stock as of
  June 9, 1999.................................................................     $    30.75
                                                                                    ----------
Total value of Seagate Technology shares issued................................     $       53
Less:  Proceeds from assumed exercise of Seagate Software stock options........             (1)
                                                                                    ----------
Total value of minority interest...............................................     $       52
                                                                                    ==========

Method for allocating purchase price

     Tangible net assets of VERITAS principally include cash and investments, accounts receivable, fixed assets and other current assets. Liabilities principally include accounts payable, accrued compensation, and other accrued liabilities.

     To estimate the value of the developed technology, the expected future cash flows attributable to all existing technology was discounted, taking into account risks related to the characteristics and applications of the technology, existing and future markets, and assessments of the life cycle stage of the technology. The developed technology is being amortized on the straight-line basis over its estimated useful life (four years) which is expected to exceed the ratio of current revenues to the total of current and anticipated revenues.

     The value of the distribution networks and original equipment manufacturer agreements was estimated by considering, among other factors, the size of the current and potential future customer bases, the quality of existing relationships with customers, the historical costs to develop customer relationships,

                           Seagate Technology, Inc.
               Notes to Pro Forma Condensed Financial Statements

the expected income and associated risks. Associated risks included the inherent difficulties and uncertainties in transitioning business relationships and risks related to the viability of and potential changes to future target markets.

     The value of trademarks was estimated by considering, among other factors, the assumption that in lieu of ownership of a trademark, a company would be willing to pay a royalty in order to exploit the related benefits of such trademark.

     The value of the assembled workforce was estimated as the costs to replace the existing employees, including recruiting, hiring, and training costs for each category of employee.

     The value allocated to projects identified as in-process technology at VERITAS and Seagate Software, for the minority interest acquired, were charged to expense in the fourth quarter of fiscal 1999. These write-offs were necessary because the acquired technologies had not reached technological feasibility at the date of purchase and have no future alternative uses. Seagate Software expects that the acquired in-process research and development will be successfully developed, but there can be no assurance that commercial viability of these products will be achieved.

     The nature of the efforts required to develop the purchased in-process technology into commercially viable products principally relate to the completion of all planning, designing, prototyping, verification and testing activities that are necessary to establish that the product can be produced to meet its design specifications, including functions, features and technical performance requirements. The value of the purchased in-process technology for VERITAS was estimated as the projected net cash flows related to such products, including costs to complete the development of the technology and the future revenues to be earned upon commercialization of the products, excluding revenues attributable to future development efforts. These cash flows were then discounted back to their net present value. The projected net cash flows from such projects were based on management's estimates of revenues and operating profits related to such projects.

     Goodwill is calculated as the residual difference between the estimated amount paid and the values assigned to identified tangible and intangible assets and liabilities.


2.   Pro forma net income per share

The Seagate Technology Pro Forma Condensed Statements of Operations have been prepared as if the exchange of Seagate Software shares for Seagate Technology shares pursuant to the exchange offer and the NSMG combination had occurred at the beginning of fiscal 1999.

The pro forma weighted average shares outstanding assumes the following (in millions):

                                                                                             Year Ended
                                                                                            July 2, 1999
                                                                                            ------------
Weighted average historical shares outstanding..........................................        237.9
Shares issued pursuant to the exchange offer as adjusted for the period subsequent to the
  issue date............................................................................          4.9
                                                                                            ------------
Total weighted average shares outstanding...............................................        242.8
                                                                                            ============

                           Seagate Technology, Inc.
               Notes to Pro Forma Condensed Financial Statements

3.   Pro forma adjustments

The Seagate Technology pro forma condensed financial statements give effect to the following pro forma adjustments:

     (1) To reflect a full year of Seagate Software's amortization of intangibles and goodwill resulting from to the NSMG contribution to VERITAS.

     (2) To reflect Seagate Software's equity in the income of New VERITAS (including NSMG) prior to the effect of the amortization of intangible assets and including goodwill, associated with the NSMG transaction.

     (3) To reflect the elimination of the step-up in basis of the investment in VERITAS.

     (4) To reflect the elimination of the write-off of in-process research and development resulting from the NSMG contribution to VERITAS.

     (5)   Transaction costs associated with the NSMG contribution to VERITAS.

     (6) To reflect the change in book/tax differences related to the investment in VERITAS.

     (7) To reflect a full year of amortization of developed technology, and other intangibles and goodwill and to eliminate the write-off of in-process research and development resulting from the exchange of Seagate Software shares for Seagate Technology shares pursuant to the exchange offer. The purchase of the minority interest by Seagate Technology was recorded using the fair values of Seagate Software common stock and Seagate Technology common stock.

     (8) To reflect the compensation expense related to stock and other agreements issued in connection with the purchase of the minority interest.